                                  SCHEDULE 14A
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                    INFORMATION REQUIRED IN PROXY STATEMENT

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          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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                     Schweitzer-Mauduit International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                                         SCHWEITZER-MAUDUIT LOGO

                                                                  March 13, 1998

Wayne H. Deitrich
Chairman of the Board and
Chief Executive Officer

TO OUR STOCKHOLDERS:

     On behalf of the Board of Directors and management of Schweitzer-Mauduit International, Inc., I cordially invite you to the Annual Meeting of Stockholders to be held on Thursday, April 23, 1998 at 11:00 a.m. at the Holiday Inn Hotel, 1075 Holcomb Bridge Road, Roswell, Georgia.

     At the Annual Meeting, stockholders will be asked to elect three directors for a three-year term, as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

     It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by so marking and dating the enclosed proxy card. But, if you wish to vote in accordance with the directors' recommendations, all you need do is sign and date the card.

     Please complete and return the proxy card in the enclosed envelope whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at that time.

     If you plan to attend the meeting, please check the card in the space provided. This will assist us with meeting preparations, and will enable us to expedite your admittance. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee which holds the shares to provide you with evidence of your share ownership, which will enable you to gain admission to the meeting.

                                           Sincerely,

                                           /s/ WAYNE H. DEITRICH
                                           WAYNE H. DEITRICH

100 NORTH POINT CENTER EAST
SUITE 600
ALPHARETTA, GA 30022-8246

                             PRINTED IN THE U.S.A.
                                    ON PAPER
  MANUFACTURED BY SCHWEITZER-MAUDUIT INTERNATIONAL, INC. IN LEE, MASSACHUSETTS

                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                     100 NORTH POINT CENTER EAST, SUITE 600
                         ALPHARETTA, GEORGIA 30022-8246

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 23, 1998

                             ---------------------

     The Annual Meeting of Stockholders of Schweitzer-Mauduit
International, Inc. will be held at the Holiday Inn Hotel, 1075 Holcomb Bridge Road, Roswell, Georgia, on Thursday, April 23, 1998, at 11:00 a.m. for the following purposes:

           1. To elect three directors for a three-year term to expire at the 2001 Annual Meeting of Stockholders; and

           2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February 26, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof. It is important that your shares be represented at the meeting. I urge you to sign, date and promptly return the enclosed proxy card in the enclosed business reply envelope. No postage is required if mailed in the United States.

                                           /s/ WILLIAM J. SHARKEY

                                                  WILLIAM J. SHARKEY
                                                  Secretary

March 13, 1998

                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                     100 NORTH POINT CENTER EAST, SUITE 600
                         ALPHARETTA, GEORGIA 30022-8246

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                                  INTRODUCTION

     This Proxy Statement and the accompanying proxy card are furnished to the stockholders of Schweitzer-Mauduit International, Inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders to be held on April 23, 1998 and at any adjournment thereof. Proxies in the accompanying form, properly signed and received in time for the meeting, will be voted as instructed. If no instructions are given, proxies will be voted for the election of the three directors nominated for election. Any proxy may be revoked by the stockholder granting it at any time before it is voted by delivering to the Secretary of the Corporation another signed proxy card, or a signed document revoking the earlier proxy or by attending the meeting and voting in person. The Corporation intends to mail this Proxy Statement and proxy card, together with the 1997 Annual Report to Stockholders, on or about March 13, 1998.

     Each stockholder of record at the close of business on February 26, 1998 will be entitled to one vote for each share registered in such stockholder's name. As of that date, there were outstanding 16,065,719 shares of the common stock, par value $.10 per share (the "Common Stock"), of the Corporation.

     The entire cost of the proxy solicitation will be borne by the Corporation. The Corporation has retained Corporate Investor Communications, Inc. to aid in the solicitation of proxies. For its services, Corporate Investor Communications, Inc. will receive a fee estimated at $4,500 plus reimbursement of reasonable out-of-pocket expenses. The Corporation does not otherwise expect to pay any compensation for the solicitation of proxies, but will reimburse brokers, fiduciaries and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners. In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies in person, by telephone or by other means of communication.

     If a stockholder is a participant in the Schweitzer-Mauduit International, Inc. Salaried Employees Retirement Savings Plan and/or the Schweitzer-Mauduit International, Inc. Hourly Employees Retirement Savings Plan, the proxy card represents the number of full shares of Common Stock held for the benefit of the participant in such plans as well as any shares of Common Stock registered in the participant's name. Thus, a proxy card for such a participant grants a proxy for shares registered in the participant's name and serves as a voting instruction for the trustees of such plans for the account in the participant's name. Information as to the voting instructions given by individuals who are participants in such plans will not be disclosed to the Corporation.

     Under Section 216 of the Delaware General Corporation Law and the Corporation's By-Laws, a majority of the issued and outstanding shares of the Corporation's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors. In all matters other than the election of directors, the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be the act of the stockholders.

     The Corporation is an independent public company which was established through the transfer (the "Transfer") by Kimberly-Clark Corporation ("Kimberly-Clark") of Kimberly-Clark's tobacco-related paper and other specialty paper products business operations in the United States, Canada and France (the "Specialty Products Business") to the Corporation and the subsequent immediate spin-off (the "Spin-Off") of the Corporation's outstanding stock by Kimberly-Clark as a stock dividend to Kimberly-Clark stockholders. The Spin-Off was effective as of the close of business on November 30, 1995.

                       PROPOSAL 1.  ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Corporation provides that the number of directors constituting the entire Board of Directors shall be as authorized from time to time exclusively by the affirmative vote of a majority of the entire Board of Directors. The By-Laws of the Corporation provide that the number of directors of the Corporation shall not be less than six nor more than nine and further provide that the Board shall be divided into three classes of directors, who are elected for staggered terms. Directors of one class are elected each year for a term of three years. As of the date of this Proxy Statement, the Board of Directors consists of eight members, three of whom have terms which expire at this year's Annual Meeting (Class III directors), two of whom have terms which expire at the 1999 Annual Meeting (Class I directors), and three of whom have terms which expire at the 2000 Annual Meeting (Class II directors). All of the current directors, including the nominees for election as Class III directors, have served on the Corporation's Board of Directors since November 30, 1995.

     The three nominees as Class III directors, Mr. Wayne H. Deitrich, Mr. Leonard J. Kujawa and Mr. Larry B. Stillman, are proposed to be elected at this year's Annual Meeting to serve for a term to expire at the 2001 Annual Meeting of Stockholders and until their successors are elected and have qualified. Should any such nominee become unable to serve, proxies may be voted for another person designated by management. The nominees have advised the Corporation that they will serve if elected. The remaining five directors will continue to serve as directors for the terms set forth on the following pages.

CERTAIN INFORMATION REGARDING DIRECTORS AND NOMINEES

     The names of the directors continuing in office and nominees, their ages as of the date of the Annual Meeting, their principal occupations during at least the past five years, other directorships held by each as of the date hereof and certain other biographical information are as set forth on the following pages by class, in the order of the next class to stand for election.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                     FOR A THREE-YEAR TERM EXPIRING AT THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                             (CLASS III DIRECTORS)

     Mr. Wayne H. Deitrich, age 54, has served as Chief Executive Officer of the Corporation since August 1995. From June 1995 to August 1995, Mr. Deitrich served as President -- Specialty Products Sector of Kimberly-Clark. From 1993 through May 1995, Mr. Deitrich was President -- Paper and Specialty Products Sector of Kimberly-Clark, and from 1992 to 1993, he was President -- Paper Sector of Kimberly-Clark. From 1988 through 1992, Mr. Deitrich served as the President of Neenah Paper (a business unit of Kimberly-Clark). Mr. Deitrich has served as Chairman of the Board since November 30, 1995.

     Mr. Leonard J. Kujawa, age 65, was a partner in Arthur Andersen LLP for twenty-seven years until his retirement in 1995. He was Worldwide Director of Energy and Telecommunications from 1985 until his retirement. In that capacity, he directed the firm's expansion of its practice internationally. This included working directly with his firm's major clients in their strategy of global expansion. Mr. Kujawa continues as an international consultant to his former firm and to global companies. He is also a member of the Board of Directors of American Electric Power Company.

     Mr. Larry B. Stillman, age 56, has been employed by xpedex since 1969. Mr. Stillman is currently President, Ingram Paper, and has been Vice President, Northwest Group, xpedex since 1988. He was Vice President, Executive Vice President, and President and Chief Operating Officer prior to 1988. He has been a member of advisory councils for Scott Paper Company, 3M and James River Corporation. He has been Managing General Partner for HEXAD Investment Company since 1983 and serves on the Board of Directors of Ryall Electric Supply Company.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                              TERM EXPIRING AT THE
                      1999 ANNUAL MEETING OF STOCKHOLDERS
                              (CLASS I DIRECTORS)

     Ms. Claire L. Arnold, age 51, currently a private investor, was Chief Executive Officer of NCC L.P., a major distributor of tobacco, grocery, candy, health and beauty, and allied products to retail stores, from August 1978 to April 1994. She also is a member of the Boards of Directors of Ruby Tuesday, Inc., Morrison Health Care, Inc. and International Multifoods Corporation and serves as a Trustee of Mary Baldwin College.

     Mr. Laurent G. Chambaz, age 50, is a partner in the law firm of Chambaz & Suermondt, of Paris, France. His firm has specialized, over the last 50 years, in the area of assisting U.S. and other multinational corporations in France and Europe. Mr. Chambaz has served as a Member of the Board of the Paris Bar, as a Member of the French Delegation to the Council of the Bars and Law Societies of the European Community and as Country Representative for France of the International Bar Association. He is currently acting as Member of the Board of Directors of the Paris Bar Law School (EFB) and of the Board of Directors of the National Council of the Bars of France.

                              TERM EXPIRING AT THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                              (CLASS II DIRECTORS)

     Mr. K.C. Caldabaugh, age 51, has been Chairman and Chief Executive Officer of Brown-Bridge Industries, Inc., a manufacturer of adhesive coated papers, since 1994. Prior to that time, Mr. Caldabaugh served in management positions, including Senior Vice President and Chief Financial Officer of the LTV Corporation, from 1987 to 1993. From 1979 through 1987, he was employed by The Charter Company in executive positions, including Executive Vice President and Chief Financial Officer. Mr. Caldabaugh is also a member of the Board of Trustees of West Virginia Wesleyan College.

     Mr. Jean-Pierre Le Hetet, age 54, has served as President -- French Operations of the Corporation since August 1995. From 1991 through August 1995, Mr. Le Hetet was the President of Specialty Products, France, a business unit of Kimberly-Clark Corporation. Prior to that time, Mr. Le Hetet served as General Manager of Specialty Products, France.

     Mr. Richard D. Jackson, age 61, was Vice Chairman of First Financial Management Corporation until his retirement in July 1995. Prior to that time, Mr. Jackson was Chief Operations Officer in 1993 and 1994. From 1986 to 1993, he was Chief Executive Officer of Georgia Federal Bank, and from 1974 to 1986, he was President and Chief Executive Officer of First Georgia Bank. He is currently Co-Chairman of the Board of Directors of Anacomp, Inc. and a member of the Board of Directors of Simione Central Holdings, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES AS CLASS III DIRECTORS.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of December 31, 1997 regarding the number of shares of the Common Stock of the Corporation beneficially owned by all directors and nominees, each of the Corporation's Named Executive Officers (see "Executive Compensation"), and by all directors and executive officers as a group. Unless otherwise indicated in a footnote, each person listed below possesses sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

NAME OF INDIVIDUAL OR                                          AMOUNT AND NATURE OF
IDENTITY OF GROUP                                             BENEFICIAL OWNERSHIP(1)
---------------------                                         -----------------------
Claire L. Arnold............................................            2,449
K.C. Caldabaugh.............................................            2,449(2)
Laurent G. Chambaz..........................................            1,449
Wayne H. Deitrich...........................................          162,438(3)
Richard D. Jackson..........................................            6,049(4)
Leonard J. Kujawa...........................................            2,249
Jean-Pierre Le Hetet........................................           51,725(5)
Paul C. Roberts.............................................           36,257(6)
William J. Sharkey..........................................           27,925(7)
Larry B. Stillman...........................................            3,501
N. Daniel Whitfield.........................................           64,162(8)
All Directors and Executive Officers as a Group (12
  Persons)..................................................          376,683

---------------

(1) Each director and nominee and each of the Named Executive Officers owns less than one percent of the outstanding shares of the Corporation's Common Stock. All directors and executive officers as a group own or have the right to acquire upon the exercise of vested stock options 2.34 percent of the outstanding shares of the Corporation's Common Stock.
(2) Includes 2,000 shares as to which Mr. Caldabaugh has shared voting and investment power with his wife.
(3) Includes 100 shares held by a Charitable Remainder Unitrust, of which Mr. Deitrich is the Trustee, and 127,200 shares which Mr. Deitrich has the right to acquire upon the exercise of vested stock options.
(4) Includes 1,600 shares held by Mr. Jackson's wife, Elaine M. Jackson.
(5) Includes 47,700 shares which Mr. Le Hetet has the right to acquire upon the exercise of vested stock options.
(6) Includes 25,440 shares which Mr. Roberts has the right to acquire upon the exercise of vested stock options, 600 shares held by custodial accounts with Mr. Roberts' wife, Jane H. Roberts, as trustee, 200 shares held by Jane H. Roberts individually, and 4,332 shares in which Mr. Roberts has shared voting and investment power with his wife.
(7) Includes 25,440 shares which Mr. Sharkey has the right to acquire upon the exercise of vested stock options.
(8) Includes 47,700 shares which Mr. Whitfield has the right to acquire upon the exercise of vested stock options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

     The following table sets forth certain information as of December 31, 1997 regarding the number of shares of the Common Stock of the Corporation beneficially owned by each person who is known to the Corporation to own, directly or indirectly, more than five percent of the outstanding shares of the Corporation's Common Stock, and reflects information presented in each such person's Schedule 13G (and amendments, if any, thereto) as filed with the Securities and Exchange Commission (the "SEC") and provided to the Corporation. Unless otherwise indicated in a footnote, each person listed below possesses sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

                    NAME AND ADDRESS OF                       AMOUNT AND NATURE OF
                      BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP   PERCENT OF CLASS
                    -------------------                       --------------------   ----------------
First Manhattan Co.(1)......................................       1,931,283              11.90%
  437 Madison Avenue
  New York, New York 10022
U.S. Bancorp(2).............................................         868,728               5.41%
  601 2nd Ave. South
  Minneapolis, Minnesota 55402-4302

---------------

(1) By Amendment No. 2 of Schedule 13G dated February 8, 1998, First Manhattan Co. ("FMC") reported that it beneficially owned, in the aggregate, 1,931,283 shares of which it had sole voting power over 11,000 shares, shared voting power over 1,836,875 shares, sole dispositive power over 11,000 shares and shared dispostive power over 1,920,283 shares. Included in the 1,931,283 total of beneficially owned shares are 17,400 shares owned by family members of General Partners of FMC which FMC reported for informational purposes. FMC disclaims dispositive power over 11,700 of such shares and beneficial ownership of 5,700 of such shares.
(2) Trustees of Kimberly-Clark Hourly and Salaried Employees Incentive Investment Plan Trusts. U.S. Bancorp reported that it had sole voting power over 865,998 of such shares; shared voting power over 2,570 of such shares; sole dispostive power over 1,600 of such shares and shared dispositive power over 14,090 of such shares.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     In 1997, the Corporation and certain of its subsidiaries retained the legal services of Chambaz & Suermondt, Paris, France. Laurent G. Chambaz, a director of the Corporation, serves as a partner with that firm. The cost of such services during 1997 was $429,351.56. Management believes that the cost of services so rendered by Chambaz & Suermondt during 1997 was reasonable compared with the cost of obtaining similar services from an unaffiliated third party. The Corporation and certain of its subsidiaries expect to retain Chambaz & Suermondt in 1998.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors currently consists of eight members, each of whom has served on the Board of Directors since the November 30, 1995 Spin-Off. From January 1, 1997 through December 31, 1997, the Board of Directors met on seven occasions and acted by unanimous written consent in lieu of meeting pursuant to
Section 141(f) of the Delaware General Corporation Law on eight occasions.

     The standing committees of the Board of Directors include the Audit Committee, the Compensation Committee and the Nominating Committee.

     The Audit Committee, currently composed of Leonard J. Kujawa, Chairman, Claire L. Arnold and K.C. Caldabaugh, met on three occasions in 1997. The Audit Committee selects and engages independent auditors to audit the books, records and accounts of the Corporation, determines the scope of such audits, establishes policy in connection with internal audit programs of the Corporation, and performs such other duties as the Board of Directors may from time to time prescribe.

     The Compensation Committee, currently composed of Richard D. Jackson, Chairman, Claire L. Arnold and Larry B. Stillman, acted by unanimous written consent on four occasions and met on one occasion in 1997. The nature and scope of the Committee's responsibilities are set forth below under "Executive Compensation -- Compensation Committee Report on Executive Compensation."

     The Nominating Committee, currently composed of Larry B. Stillman, Chairman, Wayne H. Deitrich, and Laurent G. Chambaz, acted by unanimous written consent on one occasion in 1997. The Nominating Committee proposes and considers suggestions for candidates for membership on the Board, and recommends candidates to fill vacancies on the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders as candidates for election to the Board of Directors at the annual meeting of stockholders. A stockholder wishing to nominate a candidate for election to the Board at the annual meeting is required to follow the procedures set forth in the Corporation's By-Laws, which procedures are hereinafter discussed under the caption "Other
Matters -- Stockholder Proposals."

COMPENSATION OF DIRECTORS

     Each director who is not an officer or employee of the Corporation or any of its subsidiaries or affiliates (a "non-employee director") receives an annual retainer fee of $7,000, payable pro rata quarterly in advance, which retainer fee is payable in Common Stock of the Corporation pursuant to the Outside Directors' Stock Plan (the "Directors' Plan"). In 1997, each non-employee director received 197 shares of Common Stock under the Directors' Plan. Each such non-employee director also receives a meeting fee of $3,000 for each meeting attended and a committee fee of $500 for each committee meeting attended. In addition, the Corporation reimburses the directors for expenses incurred as a result of attending such meetings. A director who is an officer or an employee of the Corporation or any of its subsidiaries or affiliates does not receive any fees for services as a member of the Board or any committee thereof, but is reimbursed for expenses incurred as a result of such service.

                             EXECUTIVE COMPENSATION

     The Corporation was incorporated on August 21, 1995 for the purpose of effecting the Transfer by Kimberly-Clark of its Specialty Products Business, followed by the immediate Spin-Off of that business to Kimberly-Clark's stockholders. The Corporation has operated as an independent public company since November 30, 1995, the date of the Transfer and Spin-Off. Accordingly, the following Summary Compensation Table provides information regarding compensation paid by the Corporation for services rendered to the Corporation and its subsidiaries by certain executive officers during the period from November 30, 1995 through December 31, 1995 ("Partial Year 1995") and during the fiscal years ended December 31, 1996 and December 31, 1997. Because no executive officer of the Corporation earned over $100,000 in salary and bonus during Partial Year 1995, only compensation paid to, earned by or awarded to the Corporation's Chief Executive Officer during Partial Year 1995 is included herein, in accordance with the rules and regulations of the SEC. For the 1996 and 1997 fiscal years, compensation paid to, earned by or awarded to the Corporation's Chief Executive Officer and the four other highest paid executive officers of the Corporation (collectively, the "Named Executive Officers") for services rendered to the Corporation and its subsidiaries is set forth below, in accordance with the rules and regulations of the SEC.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                                            -------------
                                                    ANNUAL COMPENSATION      SECURITIES      ALL OTHER
                                                   ----------------------    UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR         SALARY($)     BONUS($)   OPTIONS(#)(1)       ($)
---------------------------     -----------------  ---------     --------   -------------   ------------
Wayne H. Deitrich.............        1997         $435,000      $382,626       23,400        $ 4,750(2)
  Chairman of the Board and           1996          436,154(3)    378,000                       4,500(2)
  Chief Executive Officer             1995           46,538(4)         --      212,000
Jean-Pierre Le Hetet..........        1997         $193,065      $134,682        4,500        $29,211(5)
  President -- French                 1996          209,391       116,450                      29,875(5)
  Operations
Paul C. Roberts...............        1997         $206,457(6)   $128,506        6,500        $ 6,612(2)(7)
  Chief Financial Officer and         1996          196,500(3)    115,830                       5,661(2)(7)
  Treasurer
N. Daniel Whitfield...........        1997         $209,562(6)   $ 67,320        6,500        $ 6,708(2)(7)
  President -- U. S.                  1996          202,500(3)     87,204                       5,370(2)(7)
     Operations
William J. Sharkey............        1997         $171,231(6)   $ 91,846        4,000        $ 7,522(2)(7)
  General Counsel and                 1996          163,077(3)     84,000                       9,434(2)(7)
  Secretary

---------------

(1) Awarded December 4, 1995 and January 2, 1997, respectively.
(2) Includes Corporation contributions of $4,750 for 1997 and $4,500 for 1996 to the Schweitzer-Mauduit International, Inc. Salaried Employees Retirement Savings Plan.
(3) Includes unused vacation earned in 1996 by Messrs. Deitrich, in the amount of $16,154, Roberts, in the amount of $1,500, Whitfield, in the amount of $7,500, and Sharkey, in the amount of $3,077.
(4) Includes unused vacation earned in 1995 by Mr. Deitrich in the amount of $11,538.
(5) Includes special unemployment insurance for Mr. Le Hetet in the amount of $15,266 for 1997 and $14,647 for 1996, and also the contribution on his behalf to the Profit Sharing Plan ("Participation") by LTR Industries, S.A., the Corporation's 72%-owned subsidiary, in the amount of $13,945 for 1997 and $15,228 for 1996.

(6) Includes unused vacation earned in 1997 by Messrs. Roberts, in the amount of $4,657, Whitfield, in the amount of $7,762 and Sharkey, in the amount of $3,231.
(7) Includes imputed income for group life insurance coverage in excess of $50,000 for Messrs. Roberts, in the amount of $1,862 for 1997 and $1,161 for 1996, Whitfield, in the amount of $1,958 for 1997 and $870 for 1996 and Sharkey, in the amount of $2,772 for 1997 and $4,934 for 1996.

     There were no stock options granted during 1996 to the Named Executive Officers of the Corporation.

     The following table sets forth information concerning stock options granted during 1997 to the Named Executive Officers of the Corporation.

                               1997 OPTION GRANTS

                               NUMBER OF      PERCENT OF
                               SECURITIES   TOTAL OPTIONS
                               UNDERLYING     GRANTED TO       EXERCISE
                                OPTIONS      EMPLOYEES IN       PRICE         EXPIRATION         GRANT DATE
NAME                           GRANTED(1)   FISCAL YEAR(2)   ($/SHARE)(3)       DATE(4)       PRESENT VALUE(5)
----                           ----------   --------------   ------------   ---------------   ----------------
Wayne H. Deitrich............    23,400          30.5%         $32.4375     January 1, 2007       $290,160
Jean-Pierre Le Hetet.........     4,500           5.9           32.4375     January 1, 2007         55,800
Paul C. Roberts..............     6,500           8.5           32.4375     January 1, 2007         80,600
N. Daniel Whitfield..........     6,500           8.5           32.4375     January 1, 2007         80,600
William J. Sharkey...........     4,000           5.2           32.4375     January 1, 2007         49,600

---------------

(1) Represents shares of Common Stock underlying options granted pursuant to the Corporation's 1997 Equity Participation Plan.
(2) The Corporation granted options to employees to purchase an aggregate of 76,600 shares of Common Stock during fiscal 1997.
(3) The exercise price of the options was based upon the mean of the high and low sales prices of the Corporation's Common Stock on December 31, 1996.
(4) The options granted in 1997 are exercisable in increments of 30%, 30% and 40% on or after January 2, 1998, January 2, 1999 and January 2, 2000, respectively.
(5) Calculation is based on the Black-Scholes option pricing model adapted for use in valuing stock options. The following assumptions were used for the January 2, 1997 grant: market value of the stock equal to the exercise price; ten-year option term; estimated volatility of 30%; risk-free rate of return of 6.68% based upon the zero coupon government bond yield; and an assumed quarterly dividend of $0.15 per share.

     The following table sets forth information concerning the value of unexercised options held by the Corporation's Named Executive Officers as of December 31, 1997. No options were exercised by the Named Executive Officers in 1997.

                          1997 YEAR END OPTION VALUES

                                              NUMBER OF SECURITIES
                                             UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                                    OPTIONS                   IN-THE-MONEY OPTIONS AT
                                            AT DECEMBER 31, 1997(#)           DECEMBER 31, 1997($)(1)
                                          ----------------------------      ----------------------------
NAME                                      EXERCISABLE    UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
----                                      -----------    -------------      -----------    -------------
Wayne H. Deitrich.....................      127,200         108,200         $2,059,050      $1,485,312
  Chairman of the Board and
  Chief Executive Officer
Jean-Pierre Le Hetet..................       47,700          36,300         $  772,144      $  536,419
  President -- French Operations
N. Daniel Whitfield...................       47,700          38,300         $  772,144      $  546,044
  President -- U.S. Operations
Paul C. Roberts.......................       25,440          23,460         $  411,810      $  305,821
  Chief Financial Officer and
  Treasurer
William J. Sharkey....................       25,440          20,960         $  411,810      $  293,790
  General Counsel and Secretary

---------------

(1) Represents the excess of the fair market value of the Common Stock of $37.25 per share as of December 31, 1997 above the exercise price of the options.

LONG-TERM INCENTIVE PLAN AWARDS

     The following table provides information respecting contingent cash awards made to the Corporation's Named Executive Officers for the Performance Cycle commencing January 1, 1997 and ending December 31, 1999 ("1999 Performance Cycle") pursuant to the Corporation's Long-Term Incentive Plan ("LTIP"). LTIP awards for the 1999 Performance Cycle are contingent on achieving predetermined financial performance objectives for the Corporation established by the Compensation Committee for such period and are based on a range of percentages of a Participant's highest annual base salary during the 1999 Performance Cycle for achieving the Threshold, Target and Maximum Performance Levels, respectively. Additional information about the purpose of and method for determining LTIP awards is set forth in the Compensation Committee Report on Executive Compensation.

                   LONG-TERM INCENTIVE PLAN -- AWARDS IN 1997

                                                   PERFORMANCE
                        % OF HIGHEST ANNUAL BASE     OR OTHER     ESTIMATED FUTURE CASH PAYOUTS IF PERFORMANCE
                        SALARY AT THE THRESHOLD,   PERIOD UNTIL              GOALS ARE ACHIEVED(1)
NAMED EXECUTIVE             TARGET & MAXIMUM        MATURATION    --------------------------------------------
OFFICER                    PERFORMANCE LEVELS       OR PAYOUT      THRESHOLD        TARGET          MAXIMUM
---------------         ------------------------   ------------   ------------   -------------   -------------
Wayne H. Deitrich.....    16.88%; 22.5%; 33.75%      3 years         $75,960        $101,250        $151,875
Jean-Pierre Le
  Hetet...............     6.56%; 8.75%; 13.13%      3 years       FRF75,775      FRF101,072      FRF151,666
N. Daniel Whitfield...   10.31%; 13.75%; 20.63%      3 years         $21,547        $ 28,737        $ 43,116
Paul C. Roberts.......   10.31%; 13.75%; 20.63%      3 years         $21,547        $ 28,737        $ 43,116
William J. Sharkey....           7.5%; 10%; 15%      3 years         $13,237        $ 17,650        $ 26,475

---------------

(1) Based on 1998 base salaries.

DEFINED BENEFIT RETIREMENT PLAN

     The Corporation provides certain benefits to its U.S. employees through the Schweitzer-Mauduit International, Inc. Retirement Plan (the "Retirement Plan"), a U.S. pension plan covering hourly and salaried employees, that entitles each vested salaried U.S. employee to an annual pension benefit at normal retirement equal to 1.50 percent of final average earnings times the employee's years of service and subject to a deduction for social security benefits or, if greater,
1.125 percent of final average earnings times years of service. Final average earnings is defined as the highest average of any five years of salary and bonuses (as defined in the Retirement Plan) out of the last 15 calendar years of employment, or over the last 60 months of credited service, if greater. The minimum monthly benefit payable in a single-life annuity to salaried employees is the lesser of $100 or $10 times years of service (subject to certain increases in the event of a disability or death).

     Retirement benefits for salaried participants who have at least five years of vesting service may begin on a reduced basis at age 55, or on an unreduced basis at normal retirement age. Unreduced benefits also are available for salaried participants with ten years of vesting service at age 62 or as early as age 60 with 30 years of vesting service. The normal form of benefit for unmarried salaried participants is a single-life annuity payable monthly. Benefits will be actuarially adjusted if the employee receives one of the available forms of joint and survivor or other optional forms of benefit.

     The benefits illustrated in the following table are computed on a single-life annuity basis, without deduction for Social Security or other offset amounts. Benefits will be adjusted if the employee receives one of the optional forms of benefit. Benefits under the Retirement Plan will be limited to the extent required by U.S. tax provisions. Any excess over such limitation for salaried employees will be paid pursuant to supplemental arrangements.

     The following table illustrates the estimated annual benefits payable upon retirement at age 65 without regard to IRS limitations under the Retirement Plan for specified highest five-year average remuneration and years-of-service classifications:

     Retirement Plan.  U.S. Salaried Employees -- Retirement at age 65

                               PENSION PLAN TABLE

                                        YEARS OF BENEFIT SERVICE
   AVERAGE     --------------------------------------------------------------------------
    ANNUAL        15         20         25         30         35         40         45
   EARNINGS     YEARS      YEARS      YEARS      YEARS      YEARS      YEARS      YEARS
  ----------   --------   --------   --------   --------   --------   --------   --------
  $  100,000   $ 22,500   $ 30,000   $ 37,500   $ 45,000   $ 52,500   $ 60,000   $ 67,500
     200,000     45,000     60,000     75,000     90,000    105,000    120,000    135,000
     300,000     67,500     90,000    112,500    135,000    157,500    180,000    202,500
     400,000     90,000    120,000    150,000    180,000    210,000    240,000    270,000
     500,000    112,500    150,000    187,500    225,000    262,500    300,000    337,500
     600,000    135,000    180,000    225,000    270,000    315,000    360,000    405,000
     700,000    157,500    210,000    262,500    315,000    367,500    420,000    472,500
     800,000    180,000    240,000    300,000    360,000    420,000    480,000    540,000
     900,000    202,500    270,000    337,500    405,000    472,500    540,000    607,500
   1,000,000    225,000    300,000    375,000    450,000    525,000    600,000    675,000

     The estimated years of benefit service, which includes years of benefit service while at Kimberly-Clark, as of normal retirement at age 65, for Messrs. Deitrich, Roberts, and Whitfield are 38.5, 36.6, and 43.1, respectively. Mr. Sharkey attained age 66 during 1997 and has 15 years service as of December 31, 1997.

     Mr. Le Hetet's retirement benefits are provided under a foreign subsidiary's pension plan that bases benefits on years of service and compensation. Mr. Le Hetet is credited with 30 years of service under such plan. His projected annual benefit at normal retirement age is 1,145,000FRF or $198,073.

     Supplemental Retirement Plan. The Corporation's supplemental retirement plan (the "Supplemental Plan") provides a benefit equal to the difference between (i) the benefit payable to a participant under the Retirement Plan and
(ii) the benefit that would be payable to such participant under such plan, calculated without regard to the compensation limit under Section 401(a)(17) of the Internal Revenue Code (the "Code") and the limitations on benefits under
Section 415 of the Code. The Supplemental Plan is unfunded and participation is limited to salaried employees with earnings in excess of the Code Section 401(a)(17) limits and who are members of a select group of management or highly-compensated employees.

EXECUTIVE SEVERANCE PLAN

     The Corporation's Executive Severance Plan (the "Severance Plan") provides that in the event of termination of a participant's employment with the Corporation or one of its French affiliates for any reason other than death, disability or retirement (as defined in the Severance Plan) within two years after a change of control of the Corporation, as defined in the Plan, a participant employed in the United States will be entitled to (i) receive a cash payment in an amount equal to three times the highest annual compensation (base salary and bonus) paid or payable within the three-year period ending on the date of termination, (ii) receive health, dental and life insurance benefits from the Corporation for a period of three years, and (iii) receive a cash payment in an amount equal to the actuarial equivalent of the accrued benefits the participant would have earned under the Retirement Plan and the Supplemental Plan if he had continued participation for three years following his termination. A participant employed by one of the Corporation's French affiliates is entitled to essentially the same payments and benefits as a United States participant, subject to certain adjustments which take into account the differences between the respective compensation, benefit and pension plans and programs in the United States and France. Severance payments under the Severance Plan for participants subject to United States Federal income tax will be limited to the extent necessary to avoid an excise tax on the participant under Code Section 4999 if the "parachute payments" under Code Section 280G with respect to such participant are less than 3.5 times the "base amount" for purposes of Code Section 280G. If such parachute payments equal or exceed 3.5 times such base amount with respect to a participant, the Corporation shall pay the participant an additional gross-up payment to compensate such participant for the excise tax liability under Code Section 4999. The Compensation Committee of the Board of Directors of the Corporation has established the eligibility criteria for participation and, from time to time, designates key employees as participants in the Severance Plan. Subject to certain conditions, the Severance Plan may be amended or terminated by resolution of the Board of Directors but no such amendment or termination shall be effective during the two-year period following a change of control of the Corporation without the consent of all of the participants. The Corporation has agreements under the Severance Plan with the Named Executive Officers and certain other key employees. The maximum amount payable upon termination (with respect to base salary and annual incentive compensation alone) pursuant to the agreements under the Severance Plan to the Named Executive Officers, assuming that a change of control of the Corporation and the termination of their employment had occurred on December 31, 1997, would have been as follows: Mr. Deitrich, $2,452,878; Mr. Roberts, $990,918; Mr. Whitfield, $846,612; Mr. Sharkey, $779,538; and Mr. Le Hetet, $983,241.

     If a participant's employment is otherwise terminated for any reason other than cause (as defined in the Severance Plan), the participant will receive a cash payment in an amount of up to 24 months base salary.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee was established by the Board of Directors on December 1, 1995, and is composed entirely of directors who are not, and have never been, officers or employees of the Corporation. The Board of Directors designates the members and the chairperson of such committee. The Compensation Committee's duties include establishing and administering the Corporation's compensation and benefit policies and practices for executive officers and key managerial employees. The Compensation Committee also administers the Equity Participation Plan and grants stock options thereunder (see "Long-Term Incentive Compensation"). The members of the Compensation Committee of the Board of Directors of the Corporation are Richard D. Jackson (Chairman), Claire L. Arnold and Larry B. Stillman.

     The executive compensation information reported in the Summary Compensation Table of this Proxy Statement is for services rendered to the Corporation and its subsidiaries commencing on December 1, 1995, and ending on December 31, 1997, the last day of the Corporation's 1997 fiscal year.

     The following report summarizes the Compensation Committee's actions during 1997. This report shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

EXECUTIVE COMPENSATION POLICIES

     The Corporation's executive compensation policies are designed to attract and retain qualified executives, to appropriately reward individual achievement, and to enhance the financial performance of the Corporation, and thus stockholder value, by significantly aligning the financial interests of the Corporation's executives with those of its stockholders. To accomplish these objectives, the executive compensation program as administered by the Compensation Committee consists primarily of (i) annual cash compensation, the components of which are base salary and an annual variable cash incentive payable pursuant to the Corporation's Annual Incentive Plan, and (ii) long-term incentive compensation, consisting of stock options pursuant to the Corporation's Equity Participation Plan and a long-term incentive opportunity payable in cash pursuant to the Corporation's Long-Term Incentive Plan. Base salary and annual bonuses are designed to recognize individual performance and achievement of business objectives each year. The value of long-term incentives is directly linked to the financial performance of the Corporation, including in the case of stock options, the performance of the Corporation's Common Stock, and, therefore, total stockholder return. Executive officers also participate in other benefit plans available to employees generally, including the Corporation's 401(k) plan and a medical plan.

     In developing the Corporation's executive compensation programs and to assist in determining appropriate compensation levels for executives, the Compensation Committee retained a national compensation consulting firm to provide information and advice regarding plan design and industry pay practices for executives holding specified positions. Comparative compensation information was drawn from a broader range of companies than those included in the industry index used in the performance graph on page 16 of this Proxy Statement, and not all of the companies included in the performance graph were included in the surveys utilized. The Compensation Committee's objective is to provide opportunities to an executive officer for compensation, both on an overall basis and on the basis of each respective component, which is targeted in each case at the 50th percentile of the market groups studied within the country of their employment.

  Annual Salary and Incentive Bonuses

     In determining the base salaries of executive officers effective as of January 1, 1997, the Committee reviewed salaries paid to similarly situated executives of the companies as reflected in the above-described compensation study. In establishing base salary levels, the Compensation Committee considers such factors as job complexity, level of responsibility, the relationship of the position to the Corporation's long-term strategic goals, and the particular individual's skills, experience and background. While no pre-established weightings are given to these factors, particular emphasis is being placed on attracting and retaining quality individuals in order to develop an effective executive team for the Corporation.

     The purpose of the Corporation's Annual Incentive Plan (the "Incentive Plan"), which became effective on January 1, 1996, is to further unite the interests of the stockholders of the Corporation and its key employees through
(i) the annual establishment of Corporation objectives and (ii) the annual payment of cash incentive awards to key employees based on individual performance and the attainment of the Corporation's objectives. Target incentive cash opportunities under the Incentive Plan for executive officers including the chief executive officer can range from 25 to 60 percent of a participant's base salary with a maximum payout of up to 200% of the participant's target incentive award percentage. Actual annual cash bonuses are determined by measuring performance against specific goals established at the beginning of each year. The goals take into account, depending on the responsibility of the individual, one or more of the following: the individual's performance; the performance of the functional group or unit with which the individual is associated (primarily based upon the operating profit of such unit); and the overall performance of the Corporation (primarily based upon earnings per share). Such goals may or may not be equally weighted and may vary from one executive officer to another.

  Long-Term Incentive Compensation

     The Corporation's long-term incentive compensation for its key executives consists of (i) grants of stock options pursuant to the Corporation's Equity Participation Plan (the "Plan") and (ii) a cash opportunity payable on a three-year cycle basis pursuant to the Corporation's Long-Term Incentive Plan (the "LTIP").

     The Plan is intended to provide a means of encouraging an ownership interest in the Corporation by those employees who have contributed or are determined to be in a position to contribute materially to the success of the Corporation, thereby increasing their motivation for and interest in the achievement of the Corporation's long-term success. Because the value of a stock option bears a direct relationship to the price of shares of the Corporation's Common Stock, stock options are viewed as a means of encouraging executives and other key management employees to increase long-term stockholder value. In determining awards of stock options under the Plan, the Committee makes grants based on such factors as the competitive target long-term incentive opportunity for executives with comparable responsibilities in similarly sized corporations, individual contributions to corporate performance and management recommendations.

     The Corporation's LTIP, which became effective on January 1, 1996, is designed to enable the Corporation to attract and retain key executives by providing a competitive and diversified total compensation package and to help focus executives' attention on the long-term performance of the Corporation. The Compensation Committee selects participants and determines awards under the LTIP on a three-year cycle basis. The LTIP's award opportunities are based on a competitive market analysis of long-term incentive opportunities for executive management positions in other companies. Under the LTIP, a target cash award is established for each participant, which, taken together with a participant's stock option grants, is structured to provide the participant with a total long-term incentive award commensurate with the participant's responsibilities.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee used the same compensation policy described above for all executive officers to determine the compensation for Wayne H. Deitrich, the Chief Executive Officer of the Corporation. In setting both the cash-based and equity-based elements of Mr. Deitrich's compensation, the Committee attempted to target the 50th percentile of such compensation as paid to chief executive officers of the companies analyzed in the outside consultant's study.

CORPORATE TAX DEDUCTION FOR EXECUTIVE COMPENSATION

     Pursuant to the Omnibus Budget Reconciliation Act of 1993 ("OBRA"), annual compensation payable to the chief executive officer and each of the four highest paid executive officers of a public company will not be deductible by the company for federal income tax purposes to the extent any such officer's overall compensation exceeds $1,000,000. Certain types of compensation, however, including qualifying performance-based incentive compensation, are both deductible and excluded for purposes of calculating the $1,000,000 base. OBRA recognizes stock option plans as performance-based if such plans meet certain requirements.

                                          COMPENSATION COMMITTEE OF THE
                                          BOARD OF DIRECTORS

                                          Richard D. Jackson (Chairman)
                                          Claire L. Arnold
                                          Larry B. Stillman

PERFORMANCE GRAPH

     The following graph compares the total cumulative stockholder return on the Corporation's Common Stock during the period from December 1, 1995 (the date on which shares of the Common Stock began trading on the New York Stock Exchange) through December 31, 1997, with the comparable cumulative total returns of the Dow Jones Paper Products Index and the Wilshire 5000 Index. The graph assumes that the value of the investment in the Common Stock and each index was $100 on December 1, 1995 and that all dividends were reinvested.

     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

        Measurement Period             Schweitzer-       Wilshire 5000     Dow Jones Paper
      (Fiscal Year Covered)         Mauduit Intl Inc.   Composite Index    Products Index
01-Dec-95                                         100                100                100
31-Dec-95                                         106                102                 96
31-Dec-96                                         148                123                101
31-Dec-97                                         177                162                110

                                 OTHER MATTERS

     The management of the Corporation knows of no other matters to be presented at the 1998 Annual Meeting. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors of the Corporation has selected Deloitte & Touche LLP as the principal independent auditors for the Corporation for the current year. Deloitte & Touche LLP has been the independent auditor for the Corporation since its incorporation. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

     To be considered for inclusion in the Corporation's proxy statement and form of proxy for the 1999 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Corporation at the Corporation's principal executive offices no later than November 13, 1998. The Corporation reserves the right to decline to include in the Corporation's proxy statement any stockholder's proposal which does not comply with the rules of the SEC for inclusion therein.

     The By-Laws of the Corporation include requirements applicable to stockholder proposals other than those included in the proxy materials pursuant to the regulations of the SEC. Pursuant to the By-Laws, a stockholder proposing to nominate persons for election to the Board of Directors or to introduce other business at the annual meeting of stockholders must give timely written notice to the Corporation's Secretary. To be timely, a stockholder's notice must be delivered and received at the Corporation's principal executive offices not less than 50 days nor more than 75 days prior to the annual meeting; provided that if less than 60 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the annual meeting date was mailed or such public disclosure of the date was made, whichever first occurs.

     The Corporation's By-Laws further provide that a stockholder's notice proposing to nominate persons for election to the Board of Directors must contain certain information about both the nominee and the stockholder making the nomination. A stockholder's notice proposing to bring other business before the annual meeting must contain (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (2) the stockholder's name and address; (3) the class and number of shares of the Corporation's capital stock beneficially owned by the stockholder; (4) any material interest of the stockholder in such business; and (5) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers and persons who own more than ten percent of a registered class of the Corporation's equity securities to file reports with the SEC regarding beneficial ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Corporation with copies of all forms they file pursuant to Section 16(a).

     To the Corporation's knowledge, based solely on a review of copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all officers, directors and greater than ten percent beneficial owners complied with the Section 16(a) filing requirements of the Act except for a three day late filing of a report on Form 4 for Mr. Roberts in connection with a transaction involving 100 shares each held in custodial accounts for three minor children.

FORM 10-K

     The Company's Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 1997 (including the consolidated financial statements and schedules thereto but excluding exhibits) has been included with the mailing of this Proxy Statement to stockholders of record and beneficial holders as of February 26, 1998. Additional copies of the Company's Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 1997 (excluding exhibits) will be provided without charge to each stockholder so requesting in writing. Each request must set forth a good faith representation that, as of February 26, 1998, the record date for the 1998 Annual Meeting, the person making the request beneficially owned shares of the Corporation's Common Stock. The written request should be directed to: Paul C. Roberts, Chief Financial Officer and Treasurer.

                             YOUR VOTE IS IMPORTANT

     You are encouraged to let us know your preference by marking the appropriate boxes on the enclosed proxy card.

                            SCHWEITZER-MAUDUIT LOGO

                           INVITATION TO STOCKHOLDERS

                         NOTICE OF 1998 ANNUAL MEETING

                                PROXY STATEMENT

                                                                 SKU# 3990-PS-98

                                                                        APPENDIX

                           [SCHWEITZER-MAUDUIT LOGO]

                                  DETACH HERE


                                     PROXY

                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                          100 NORTH POINT CENTER EAST
                                   SUITE 600
                        ALPHARETTA, GEORGIA  30022-8246

                               COMMON STOCK PROXY
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF STOCKHOLDERS, APRIL 23, 1998

The undersigned hereby appoints WILLIAM J. SHARKEY, PAUL C. ROBERTS and WAYNE L. GRUNEWALD, and each of them, proxies with full power of substitution, to represent and to vote as set forth herein all the shares of Common Stock of Schweitzer-Mauduit International, Inc. (the "Company") held of record by the undersigned on February 26, 1998, at the Annual Meeting of Stockholders of the Company, to be held at the Holiday Inn Hotel, 1075 Holcomb Bridge Road, Roswell, Georgia 30076 at 11:00 a.m. local time, on Thursday, April 23, 1998, and any adjournments thereof.

      CONTINUED AND TO BE SIGNED ON REVERSE SIDE             /SEE REVERSE
                                                                  SIDE/

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
100 NORTH POINT CENTER EAST, SUITE 600
ALPHARETTA, GA 30022-8246






                  [SCHWEITZER-MAUDUIT INTERNATIONAL, INC. LOGO]









                                  DETACH HERE


[X] Please mark
    votes as in
    this example.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE,
    THIS PROXY WILL BE VOTED "FOR" ITEM 1.

                    MANAGEMENT RECOMMENDS A VOTE FOR ITEM 1.


    1. Election of Class III Directors                                 2. In their discretion, the proxies are authorized to vote as
       Nominees:    Wayne H. Deitrich, Leonard J. Kujava and              described in the Proxy Statement and upon such other
                    Larry B. Stillman                                     business as may properly come before the meeting.


                    [  ]  FOR      [  ]  WITHHELD
                          ALL            FROM ALL
                        NOMINEES         NOMINEES

    [  ]                                                               MARK HERE IF YOU PLAN TO ATTEND THE MEETING           [  ]
        --------------------------------------------------
           For all nominees except as noted above
                                                                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         [  ]

                                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                       CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                       PLEASE SIGN EXACTLY AS NAME APPEARS ON STOCK CERTIFICATE.  IF
                                                                       STOCK IS HELD IN THE NAME OF TWO OR MORE PERSONS, ALL MUST
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                                                                       CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT
                                                                       OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN
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     Signature:                                   Date:               Signature:                              Date:
               ---------------------------------       -------------            ----------------------------       -----------------
